UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     October 4, 2007

PLY GEM HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-114041	20-0645710
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

185 PLATTE CLAY WAY KEARNEY, MISSOURI	64060
(Address of principal executive offices)	(Zip Code)

(800) 800-2244
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

FORWARD-LOOKING INFORMATION

Certain statements made in this Form 8-K, including any statements as to future results of operations and financial projections, may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are based on management's expectations, estimates, projections and assumptions. These statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. Therefore, actual future results and trends may differ materially from what is forecast in forward-looking statements due to a variety of factors. Additional information regarding these factors is contained in the company's filings with the Securities and Exchange Commission, including, without limitation, our Annual Report on Form 10-K, and as updated in our Quarterly Reports on Form 10-Q.

ITEM 7.01                                REGULATION FD DISCLOSURE

On October 4, 2007, Ply Gem Holdings, Inc. (“Ply Gem”) will present to the Deutsche Bank Leveraged Finance Conference a review of the Ply Gem business, including, but not limited to, an overview of the company history, industry fundamentals, business profile, operations, strategy, investment highlights, and a pro forma financial review.  The presentation is included in the attached exhibit.

ITEM 9.01                                FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit	Description
99.1	Presentation to the Deutsche Bank Leveraged Finance Conference

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  October 4, 2007

PLY GEM HOLDINGS, INC.

By:                  /s/ Shawn K. Poe

Name: Shawn K. Poe
Title:   Vice President, Chief Financial Officer,
Treasurer and Secretary

EXHIBIT LIST

Exhibit	Description
99.1	Presentation to the Deutsche Bank Leveraged Finance Conference